IOWA STATE BAR ASSOCIATION                   FOR THE LEGAL EFFECT OF THE USE OF
Official Form No. 171                        THIS FORM, CONSULT YOUR LAWYER


CAVEAT:DO NOT USE THIS FORM IF THIS TRANSACTION IS A CONSUMER CREDIT TRANSACTION

                       SECURITY AGREEMENT -- GENERAL FORM

     1. GRANT OF SECURITY INTEREST. For value received, as security for the Obligations (as defined below) the undersigned ("Debtor")
hereby grants to
          Berthel Fisher & Company Leasing, Inc.                     ("Secured
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Party") a security interest in the property described in the paragraphs checked below:
          |X| All of Debtor's inventory now owned or hereafter acquired;
          |X| All of Debtor's accounts, now existing or hereafter arising, together with all interest of Debtor in any goods, the sale or lease of which give rise to any of Debtor's accounts, and all chattel paper, documents and instruments relating to accounts;
          |X| All of Debtor's general intangibles, now owned or hereafter acquired; |X| All of Debtor's equipment now owned or hereafter acquired; |_| All of Debtor's farm products now owned or hereafter acquired |_| All of Debtor's fixtures on the real estate described in Paragraph 3 below;
          |X| Property described as See Attached Schedule "A"
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together with the proceeds, products, increase, issue, accessions, attachments, accessories, parts, additions, repairs, replacements and substitutes of, to, and for all of the foregoing. Debtor will promptly deliver to Secured Party, duly endorsed when necessary, all such chattel paper, documents and instruments and related guaranties, now on hand or hereafter received.

All such property in which a security interest is granted is herein called the "Collateral."

     2. OBLIGATIONS. The aforesaid security interests secure payment and performance of the following obligations (the "Obligations"): Berthel
                                                                        -------
          Fisher & Company Leasing, Inc. Lease Agreement No.
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together with all other obligations of Debtor to Secured Party now existing or hereafter arising, whether direct or indirect, contingent or absolute and whether as maker or surety and including, but not limited to, future advances and amounts advanced and expenses and attorneys' fees incurred pursuant to this Security Agreement.

     3. REAL ESTATE. Any Collateral attached to, or grown upon, land (such as fixtures, crops, timber or minerals) will be grown upon or
attached to the following described real estate:   N/A
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and the name of the record owner of such real estate (if other than Debtor) is:
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     4. COPY -- FILING. A carbon, photocopy or other reproduction of this
Security Agreement may be filed as a financing statement. IF FOR FIXTURES TIMBER OR MINERALS, SUCH A FILING SHALL BE FILED FOR RECORDING IN THE REAL ESTATE RECORDS.

     5. DEBTORS. Each of the undersigned, if more than one, execute this Security Agreement as his, her, its, their joint and several obligation and it shall be binding upon and fully enforceable against either or both, or any or all of them, and reference herein to "Debtor" shall in such case be deemed to be plural, provided however that nothing contained herein shall extend personal liability under any of the Obligations as to which such Debtor is not otherwise liable.

     6. COLLATERAL. Debtor represents, warrants and agrees:

          a. All Collateral is bona fide and genuine and Debtor is authorized to grant a security interest in the Collateral, free and clear of all liens and encumbrances, except the security interest created hereby and except for the
                                                                     ----------
security interests of Firstar Bank Iowa, N.A., being paid off with the proceeds
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of this transaction.
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          b. Debtor's principal place of operation is the address shown herein, and Debtor shall promptly give Secured Party written notice of any change thereof, unless prior written consent of Secured Party is obtained. All Collateral and all of the Debtor's business records are now kept, and shall continue to be kept, at such address, or if not, at 121 West Trade Street, Suite
                                                    ----------------------------
2950, Charlotte, NC 28002
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THIS AGREEMENT SPECIFICALLY INCLUDES ALL OF THE ADDITIONAL PROVISIONS SET FORTH
BELOW AND ON THE REVERSE SIDE HEREOF. DEBTOR ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS SECURITY AGREEMENT.



DATED:    May 29                                   19 97
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

/s/ Joseph M. Harris                                                     ADDRESS OF SECURED  PARTY (FROM  WHICH  INFORMATION
--------------------------------------------------------------------     CONCERNING THE SECURITY INTEREST MAY BE OBTAINED)
Joseph M. Harris, President                            (Debtor)


    Hansen Lind Meyer Inc.
    ----------------------------------------------------------------
                                                       (Debtor)


     121 West Trade Street, Suite 2950                                        100 Second Street SE
     ---------------------------------------------------------------          ------------------------------------------------------
                          Number and Street                                                         Number and Street

     Charlotte                                                                Cedar Rapids
     ---------------------------------------------------------------          ------------------------------------------------------
                                City                                                                     City


                                                North Carolina                                                              Iowa
     -------------------------------------------------------------------      ------------------------------------------------------
     County                                              State                County                                        State

     1. REPRESENTATIONS AND AGREEMENTS. Debtor represents and warrants to Secured Party, and agrees that:

          a. If a corporation or other business entity, Debtor is duly organized, existing, and is qualified and in good standing in all states in which it is doing business, and the execution, delivery and performance of this Security Agreement are within Debtor's powers. have been duly authorized, and are not in contravention of law or the terms of Debtor's charter, bylaws, if any, or any indenture, agreement, or undertaking to which Debtor is a party, or by which it is bound. If an individual, Debtor is of legal age. Debtor will not change his, her or its name, or identity unless written notice is given in advance to Secured Party.

          b. Debtor shall maintain insurance upon the Collateral which is tangible property against all customarily insured risks for the full insurable value thereof (and furnish Secured Party with duplicate policies if Secured Party so requests), loss to be payable to Debtor and Secured Party as their respective interests may appear. In the event of any loss or damage to any Collateral, Debtor will give Secured Party written notice thereof forthwith, promptly file proof of loss with the appropriate insurer and take all other steps necessary or appropriate to collect such insurance. If Secured Party so elects, Secured Party shall have full authority to collect all such insurance and to apply any amount collected to amounts owed hereunder, whether or not matured. Secured Party shall have no liability for any loss which may occur by reason of the omission or the lack of coverage of any such insurance.

          c. Debtor shall at all times maintain Collateral which is tangible property in good condition and repair, defend at Debtor's expense all Collateral rom all adverse claims and shall not use any of the Collateral for any illegal purpose.

          d. Debtor shall (i) keep such books and records pertaining to the Collateral and to Debtor's business operations as shall be satisfactory to Secured Party; (ii) permit representatives of Secured Party at any time to inspect the Collateral and inspect and make abstracts from Debtor's books and records and (iii) furnish to Secured Party such information and reports regarding the Collateral and Debtor's business operations and its financial status, as Secured Party may from time to time reasonably require. SECURED PARTY IS HEREBY AUTHORIZED TO REQUEST CONFIRMATION OF SUCH INFORMATION OR ADDITIONAL INFORMATION OF ANY KIND WHATSOEVER DIRECTLY FROM ANY THIRD PARTY HAVING DEALINGS WITH DEBTOR. SECURED PARTY IS FURTHER IRREVOCABLY AUTHORIZED TO ENTER DEBTOR'S PREMISES TO INSPECT THE COLLATERAL.

          e. Debtor shall give such notice in writing (including but not limited to notice of assignment or notice to pay Secured Party directly) as Secured Party may require at any time to any or all account debtors, with respect to accounts which are Collateral, and, if Secured Party shall so request, deliver to Secured Party copies of any and all such notices.

          f. Debtor shall promptly transmit to Secured Party all information that it may have or receive with respect to Collateral or with respect to any account debtor which might in any way affect the value of the Collateral or Secured Party's rights or remedies with respect thereto.

          g. Unless in default under this Security Agreement, Debtor may sell inventory in the ordinary course of business and consume any raw materials or supplies, the use and consumption of which are necessary to carry on Debtor's business. Debtor shall not otherwise consume, assign or transfer any Collateral without prior written consent of Secured Party. The provision of this Security Agreement granting a security interest in proceeds shall not be construed to mean that Secured Party consents to any sale or disposition of any Collateral.

          h. Debtor shall pay when due all taxes, assessments, and any other governmental levy which is, or may be, levied against any Collateral, and shall otherwise maintain the Collateral tree of all liens, charges, and encumbrances (except liens set forth herein and the security interest created hereby).

          i. Debtor shall not store any Collateral with any warehouseman without Secured Party's consent.

          j. Debtor shall promptly, unless Secured Party shall waive such requirement in writing, deliver to Secured Party all certificates of title, if any, (or any other documents evidencing title) to all Collateral with such proper notations, assignments or endorsements as may be necessary or appropriate to create, preserve or perfect Secured Party's security interest in the Collateral.

          k. Debtor shall, at its cost and expense, execute, deliver, file or record (in such manner and form as Secured Party may require) any assignment, financing statement or other paper that may be necessary or desirable, or that Secured Party may request, in order to create, preserve or perfect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights hereunder or under any Collateral. Secured Party is further granted the power, coupled with an interest, to sign on behalf of Debtor as attorney-in-fact and to file one or more financing statements under the Uniform Commercial Code naming Debtor as debtor and Secured Party as secured party and describing the Collateral herein specified.

     2. EXPENSES. Debtor upon demand shall pay to Secured Party forthwith the amounts of all expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in seeking to collect any sums secured hereunder or to enforce any rights in the Collateral. Such amounts shall be secured hereby, and if not paid on demand shall bear interest at the highest rate payable on any of the Obligations.

     3. COLLECTION AUTHORITY ON ACCOUNTS. Debtor hereby irrevocably appoints Secured Party its true and lawful attorney, with full power to substitution, in Secured Party's name, Debtor's name or otherwise, for Secured Party's sole use and benefit, but at Debtor's cost and expense, to exercise, if Secured Party shall elect after an event of default has occurred (whether or not Secured Party then elects to exercise any other of its rights arising upon default) all or any of the following powers with respect to all or any accounts which are
Collateral:

          a. To execute on Debtor's behalf assignments of any or all accounts which are Collateral to Secured Party, and to notify account debtors thereunder to make payments directly to Secured Party;

          b. To demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof;

          c. To receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Secured Party in connection therewith;

          d. To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

          e. To sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the relative goods, as fully and effectually as if Secured Party were the absolute owner thereof; and

          f. To extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

Any funds collected pursuant lo such powers shall be applied to the payment of the Obligations. The exercise by Secured Party of, or failure to so exercise, any of the foregoing authority, shall in no manner affect Debtor's liability to Secured Party on any of the Obligations. Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with the collection of or the preservation of any rights under any such accounts. Secured Party shall not be bound to take any steps necessary to preserve rights in any instrument or chattel paper against prior parties.

     4. SET OFF. In the event of default hereunder, Secured Party, at its option at any time, and without notice to Debtor, may apply against the Obligations any property of Debtor held by Secured Party. As additional security for payment of the Obligations, Debtor hereby grants to Secured Party a security interest in any funds or property of Debtor now or hereafter in possession of Secured Party and with respect thereto Secured Party will have all rights and remedies herein specified.

     5. WAIVER. Debtor waives protest, notice of dishonor, and presentment of all commercial paper at any time held by Secured Party on which Debtor is in any way liable, notice of non-payment at maturity of any account or chattel paper, and notice of any action taken by Secured Party except where notice is expressly required by this Security Agreement or cannot by law be waived.

     6. DEFAULT. Debtor will be in default upon the occurrence of any of the following events: (a) failure to make the payment, when due and payable. of any of the Obligations, (b) failure of the performance of any obligation or covenant contained or referred to herein; (c) any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished; (d) any event which results in the acceleration of the maturity of the indebtedness of Debtor or any guarantor or co-maker of any of the Obligations to others under any indenture, agreement or undertaking; (e) loss, theft, damage, destruction or encumbrance to, or of, the Collateral or the making of any levy, seizure of attachment thereof or thereon, (f) death of (if an acceptable management substitute has not been named within ninety (90) days), dissolution of, termination of existence of, insolvency of, business failure of, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency law by or against, Debtor or any guarantor or co-maker of any of the Obligations; (9) the occurrence or nonoccurrence of any event or events which causes the Secured Party, in good faith, to deem itself insecure for any reason whatsoever.

In any such event Secured Party may at its option declare any or all of the Obligations to be due and payable and such sums shall then be due and payable immediately, without notice or demand.

     7. RIGHTS AND REMEDIES ON DEFAULT. After the occurrence of any event of default, Secured Party may exercise at any time and from time to time any rights and remedies available to it under applicable law, including but not limited to the right to sell, lease or otherwise dispose of the Collateral, and the right to take possession of the Collateral. FOR THAT PURPOSE SECURED PARTY MAY ENTER UPON ANY PREMISES ON WHICH THE COLLATERAL OR ANY PART THEREOF MAY BE SITUATED AND REMOVE IT. Secured Party may require Debtor to assemble the Collateral and make it available at a place to be designated by Secured Party which is reasonably convenient to both parties. If at the time of repossession any of the Collateral contains other personal property not included in the Collateral, Secured Party may take such personal property into custody and store it at the risk and expense of Debtor. Debtor agrees to notify Secured Party within forty-eight (48) hours after repossession of the Collateral of any such other personal property claimed, and failure to do so will release Secured Party and its representatives from any liability for loss or damage thereto. Any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is given at least ten (10) days before the time of such disposition. Any proceeds of any disposition by Secured Party of any of the Collateral may be applied by it to the payment of expenses in connection with the Collateral, including but not limited to repossession expenses and reasonable attorneys' fees and legal expenses, and any balance of such proceeds shall be then applied against the obligations and other amounts secured hereby in such order of application as Secured Party may elect.

     8.   GENERAL

          a. Secured Party may, as its option, pay any tax, assessment, or other Governmental levy, or insurance premium or any other expense or charge relating to Collateral which is payable by Debtor (and not timely paid by it), and further may pay any filing or recording fees. Any amount or amounts so paid, with interest thereon at the highest rate payable on any of the Obligations (from the date of payment until repaid) shall be secured hereby and shall be payable upon demand.

          b. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

          c. Any notice, if mailed, shall be deemed given when mailed postage prepaid, addressed to Debtor at its address shown above, or at any other address of Debtor appearing on Secured Party's records.

          d. Covenants, representations, warranties and agreements herein set forth shall be binding upon Debtor, its legal representatives, successors and assigns. This Security Agreement may be assigned by Secured Party and all rights and privileges of Secured Party under this Security Agreement shall then inure to the benefit of its successors and assigns.

          e. If any provision of this Security Agreement shall be for any reason held to be invalid or unenforceable, such invalidity or unenforceability not affect any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

          f. If Debtor is a guarantor, endorser, co-maker, or an accommodation party with respect to the Obligations, Debtor hereby waives the benefit of any and all defenses and claims of damage which are dependent upon Debtor's character as a party other than the maker. Each party to any of the Obligations hereby consents to and waives notice of (1) any and all extensions (whether or not for longer than the original period) granted as to the time of payment of any or all of the Obligations, and (2) any renewal of any or all of the Obligations.

          g. This Security Agreement and all rights and duties hereunder, including but not limited to all matters of construction, validity, and performance shall be governed by the law of Iowa.

          h. Unless otherwise defined in the context otherwise requires, all terms used herein which are defined in the Iowa Uniform Commercial Code shall have the meanings therein stated. The rights and remedies herein conferred upon Secured Party shall be in addition to, and not in substitution or in derogation of, rights and remedies conferred by the Iowa Uniform Commercial Code and other applicable law.

          i. All words and phrases used herein shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender. as context may require.

          j. Captions are inserted for convenience only and shall not be taken as altering the text.